Exhibit 99.1

FINAL FOR RELEASE

Contact

Jupiter Wellness, Inc.
561-244-7100
investors@jupiterwellness.com

Release Date
July 26, 2022

Jupiter Wellness Announces Repayment Agreement with Benuvia, Inc., Formally Next Frontier Pharmaceuticals

Benuvia Agrees to Pay $3 MM and Issue Capital Stock Representing 8.0% of Their Previously Announced SPAC Merger with Pono Capital Corp

JUPITER, FL / July 26, 2022 – Jupiter Wellness, Inc. (Nasdaq: JUPW) today announced that it entered into a Forbearance and Settlement Agreement with Benuvia, Inc., formally Next Frontier Pharmaceuticals, a leading drug developer and manufacturer of active pharmaceutical ingredients.

Under the terms of the Forbearance and Settlement Agreement, Jupiter Wellness will refrain from exercising the rights and remedies that they have as specified in the convertible note agreements unless a breach of the Forbearance and Settlement Agreement occurs. Additionally, Benuvia is in negotiations for a similar solution with the senior secure lender. Any funds paid to Jupiter Wellness will be held in escrow until such an agreement is reached.

In return for Jupiter Wellness’s forbearance, Benuvia has agreed to a structured repayment plan of three installments of $1MM over the next three months. Additionally, as consideration for the agreements, Jupiter Wellness will receive from Benuvia capital stock representing 8.0% of the company SPAC merger with Pono Capital Corp. on a fully diluted basis.

Benuvia recently entered into a definitive business combination agreement with Pono Capital Corp in a deal that implies a combined company pro forma enterprise value of $440 million. Benuvia expects to receive up to $115 million in estimated gross transaction proceeds assuming no redemptions , of which there can be no assurance. The transaction is expected to close in the fourth quarter of 2022 and Benuvia is expected to be listed on Nasdaq.

“I am pleased to report that Jupiter Wellness and Benuvia have reached an agreement that we believe will be a big win for our shareholders,” said Brian John, CEO of Jupiter Wellness. “Through this agreement, Jupiter Wellness is in a position to see substantial gains on our investment in Next Frontier Pharmaceuticals through our stake in the newly combined Benuvia SPAC.”

About Jupiter Wellness

Jupiter Wellness researches, develops, licenses, and sells various products in the wellness field focused on hair, skin, and sexual health. Its PhotocilTM, Minoxidil Booster, and NoStingz are currently sold and licensed to sell in over 30 countries worldwide. For more information, please visit www.JupiterWellness.com.

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Media Contact

Phone: 561-244-7100

Email: media@JupiterWellness.com

Investor Contact

Phone: 561-244-7100

Email: investors@jupiterwellness.com

Forward-Looking Statements

This communication contains forward-looking statements regarding Jupiter Wellness, including, the anticipated timing of studies and the results and benefits thereof. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the Company’s current plans, objectives, estimates, expectations, and intentions and inherently involve significant risks and uncertainties, many of which are beyond Jupiter Wellness’ control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties and other risks and uncertainties affecting Jupiter Wellness, including those described from time to time under the caption “Risk Factors” and elsewhere in Jupiter Wellness’ Securities and Exchange Commission (SEC) filings and reports, including Jupiter Wellness’ Annual Report on Form 10-K for the year ended December 31, 2021, and future filings and reports by Jupiter Wellness. Moreover, other risks and uncertainties of which the combined company is not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Investors are cautioned that forward-looking statements are not guarantees of future performance. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events at such dates, even if they are subsequently made available by Jupiter Wellness on its website or otherwise. Jupiter Wellness undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations, or other circumstances that exist after the date on which the forward-looking statements were made.

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